UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2009

Willis Group Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-16503	98-0352587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, England and Wales		EC3M 7DQ
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011) 44-20-3124-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 21, 2009, Willis Group Holdings Limited ("WGHL") issued a press release announcing that the Board of Directors has approved the redomestication of WGHL from Bermuda to Ireland, subject to certain conditions. A copy of WGHL’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This communication is being made in respect of the proposed redomestication. Full details of the proposed redomestication, and the associated benefits and risks, will be provided to shareholders in the coming months in a proxy statement with respect to a special shareholders’ meeting. WGHL intends to file a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") and mail a final proxy statement to its shareholders. This press release is not a substitute for the proxy statement and shareholders are urged to read the proxy statement when it becomes available because it will contain important information about WGHL and the proposed redomestication. The proxy statement will be, and any other relevant documents filed or to be filed by WGHL with the SEC are or will be, available free of charge at the SEC’s website (www.sec.gov) and at WGHL’s website (www.willis.com).

WGHL and its directors and executive officers and other persons may be deemed participants in the solicitation of proxies in connection with the proposed redomestication. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the WGHL’s shareholders in connection with the redomestication will be set forth in the proxy statement when it is filed with the SEC. You can find information about WGHL’s directors and executive officers in the definitive proxy statement filed with the SEC on March 13, 2009, and in the annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 27, 2009. Copies of these documents are available free of charge at the SEC’s website (www.sec.gov) and at WGHL’s website (www.willis.com).

Item 9.01 Financial Statements and Exhibits.

September 21, 2009 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Group Holdings Limited

September 21, 2009	By:	/s/ Adam G. Ciongoli

Name: Adam G. Ciongoli
Title: Group General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	September 21, 2009 Press Release